UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): October 8, 2008

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York 12110
(Address of Principal Executive Offices) (Zip Code)

(518) 782-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 8, 2008, Peter Woicke tendered his resignation as a member of the Board of Directors of Plug Power Inc. (the "Company"). The resignation is effective October 8, 2008. Mr. Woicke has no disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. Woicke was appointed to the Board of the International Save the Children Alliance effective as of May 2008 and his responsibilities as Chairman of the aforementioned Board will require his full attention.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: October 14, 2008 By: /s/ Andrew Marsh

Andrew Marsh

Chief Executive Officer